PRIVATE

                    SECOND AMENDMENT TO AGREEMENT OF SALE



	THIS SECOND AMENDMENT TO AGREEMENT OF SALE (this
"Amendment") is made and entered into on this ___ day of October, 1997 by and between BALCOR/COLONIAL STORAGE INCOME FUND-85, an Illinois limited partnership ("Seller") and VALUE STORAGE, LTD, a Texas limited partnership ("Purchaser").

	WHEREAS, Seller and Purchaser entered into that certain Agreement of Sale dated September 3, 1997, (the "Original Agreement") and that certain First Amendment to Agreement of Sale dated September 17th, 1997, (the "First Amendment") (as amended by the First Amendment the Original Agreement is hereinafter referred to as the "Agreement") pursuant to which Seller agreed to sell and Purchaser agreed to purchase sixty-nine (69) separate self-storage properties located in the states of North Carolina, South Carolina, Georgia, Mississippi, Missouri, New Mexico, Arkansas, Texas and Oklahoma, which properties are legally described in Exhibit B of the Agreement (collectively, the "Real Properties" and individually a "Real Property");

	WHEREAS, pursuant to the Original Agreement, Seller has provided, and Purchaser has reviewed, the Environmental Reports;

	WHEREAS, the Original Agreement contemplated the funding of an Environmental Escrow;

	WHEREAS, the First Amendment replaced the funding of the Environmental Escrow with the concept of a deposit into Purchaser's Environmental Reserve between Purchaser and Purchaser's lender; and

	WHEREAS, Seller and Purchaser desire to enter into this Amendment to further modify the resolution of the environmental issues presented by this transaction.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

	A.	Defined Terms.  All capitalized terms used herein and not
otherwise defined shall have the meaning ascribed to them in the Agreement.


	2.	Review of Environmental Reports.  Purchaser acknowledges that it has received all of the Environmental Reports and that it has completed its review of the same.

	3.	Environmental Issues Credit.  Seller and Purchaser hereby agree that there will not be an Environmental Escrow pursuant to the terms of the Original Agreement; nor will there be a deposit into Purchaser's Environmental Reserve between Purchaser and Purchaser's lender at Closing as stated in the First Amendment. Instead, Purchaser and Seller hereby agree that Seller shall provide Purchaser with a credit at Closing in the amount of One Hundred
Thousand and No/100 Dollars ($100,000.00) (the "Environmental Issues Credit"). Prior to Closing Purchaser shall direct where the Environmental Issues Credit is to be paid. This Environmental Issues Credit is being agreed upon after Purchaser's review of the Environmental Reports and in lieu of the Environmental Escrow or any other resolution of the Environmental Material Defects previously contemplated by the parties. Purchaser and Seller each waive any right to terminate this Agreement that either party may possess pursuant to Paragraph 7.4 of the Original Agreement.

	4.	Full Force and Effect and Counterparts.  Except as amended
hereby, the Agreement shall be and remain unchanged and in full force and effect in accordance with its terms. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, when taken together shall constitute one and the same instrument. To facilitate the execution of this Amendment, Seller and Purchaser may execute and exchange by telephone facsimile counterparts of the signature pages, with each facsimile being deemed an "original" for all purposes.

	[EXECUTION PAGE TO FOLLOW]

	IN WITNESS WHEREOF, the parties hereto have put their hand and seal as of the date first set forth above.


                               PURCHASER:

                               VALUE STORAGE, LTD., a Texas limited partnership

                               By:     VALSTOR, Inc., a Texas corporation,
                                       its general partner

                                       By:
                                       Name:
                                       Its:


                               SELLER:

                               BALCOR/COLONIAL STORAGE INCOME
                               FUND - 85, an Illinois limited partnership

                                     By:     Balcor Storage Partners - 85,
                                             an Illinois general partnership,
                                             a general partner

                                             By:     The Balcor Company, a
                                                     Delaware corporation, its
                                                     general partner

                                                     By:
                                                     Name:
                                                     Its:


                                      By:     COLONIAL STORAGE 85, INC., a
                                              Texas corporation,
                                              a general partner

                                              By:
                                              Name:
                                              Its: